Robinhood Announces Pricing of Private Offering of $2.0 Billion of Convertible Senior Notes Due 2029 Opportunistic capital raise with proceeds used to enhance strategic flexibility to invest for future growth Approximately $290 million of the proceeds to be used to repurchase shares concurrently with the Offering Additionally, a portion of the proceeds to be used to purchase capped calls intended to offset any share dilution until a 125% premium to the last reported sale price of Robinhood’s Class A common stock on the date of pricing MENLO PARK, Calif., June 22, 2026—Robinhood Markets, Inc. (“Robinhood”) (NASDAQ: HOOD) today announced that it has priced an offering of $2.0 billion in aggregate principal amount of 0.00% convertible senior notes due 2029 (the “Notes”) in a private placement (the “Offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). Robinhood has also granted the initial purchasers of the Notes an option to purchase, for settlement within a 13-day period from, and including the date on which the Notes are first issued, up to an additional $200 million aggregate principal amount of Notes. The Offering is expected to close on June 25, 2026, subject to the satisfaction of customary closing conditions. The Notes will be senior, unsecured obligations of Robinhood. The Notes will not bear regular interest, and the principal amount of the notes will not accrete. Robinhood will settle conversions by paying cash up to the aggregate principal amount of the Notes to be converted and paying or delivering, as the case may be, cash, shares of Robinhood’s Class A common stock or a combination of cash and shares of Robinhood’s Class A common stock, at Robinhood’s election, in respect of the remainder, if any, of Robinhood’s conversion obligation in excess of the aggregate principal amount of the Notes being converted, based on the then applicable conversion rate. The Notes will mature on October 1, 2029, unless earlier converted, redeemed or repurchased. Robinhood may not redeem the Notes prior to July 1, 2028, except in the event of a cleanup redemption (as defined below). Robinhood may redeem for cash all or any portion of the Notes (subject to certain limitations), at its option, on or after July 1, 2028 and prior to the 21st scheduled trading day immediately preceding October 1, 2029, if the last reported sale price of Robinhood’s Class A common stock has been at least 120% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which Robinhood provides notice of redemption at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus any accrued and unpaid special interest to, but excluding, the redemption date. In addition, the Notes will be redeemable at any time if the aggregate principal amount of the Notes that remains outstanding is less than $100 million and certain other conditions are satisfied (a “cleanup redemption”). Robinhood estimates that the net proceeds from the Offering will be approximately $1,971.8 million (or approximately $2,169.1 million if the initial purchasers exercise their option to purchase additional Notes in full), after deducting the initial purchasers’ discounts and estimated expenses payable by Robinhood. Robinhood intends to use (i) approximately $290 million of the net proceeds from the Offering to repurchase its Class A common stock concurrently with the pricing of the Offering in privately negotiated transactions effected with or through one of the initial purchasers of the Notes or its affiliate at a purchase price per share equal to the last reported sale price of Robinhood’s Class A common stock on the Nasdaq Global Select Market (the “Nasdaq”) on June 22, 2026, (ii) $112 million of the net proceeds from the Offering to fund the costs of the capped call transactions described below and (iii) the remainder of the net proceeds from the Offering, if any, for general corporate purposes, which may include organic growth investments, potential acquisitions and/or capital expenditures. If the initial purchasers exercise their option to purchase additional Notes, Robinhood expects to use a portion of the net proceeds from the sale of the additional Notes to enter into additional capped call transactions. In addition, following the Offering, Robinhood plans to continue to repurchase additional shares of its Class A common stock pursuant to Robinhood’s stock repurchase program. The repurchases of Robinhood’s Class A common stock described above could increase (or reduce the size of any decrease in) the market price of Robinhood’s Class A common stock or the Notes. At any time prior to the close of business on the business day immediately preceding July 1, 2029, the Notes will be convertible at the option of the holders of the Notes only upon the satisfaction of specified conditions and during certain periods. On or after July 1, 2029, until the close of business on the second scheduled trading day immediately preceding the maturity date, the Notes will be convertible at the option of the holders of the Notes at any time regardless of these conditions. The initial conversion rate will be 5.7332 shares of Robinhood’s Class A common stock per $1,000 principal amount of Notes (equivalent to an initial conversion price of approximately $174.42 per share of Robinhood’s Class A common stock). The initial conversion price of the Notes represents a premium of approximately 65.0% over the last reported sale price of Robinhood’s Class A common stock on the Nasdaq on June 22, 2026. Subject to certain conditions, if Robinhood undergoes a “fundamental change” (as defined in the indenture that will govern the Notes), holders of the Notes may require Robinhood to repurchase for cash all or any portion of their Notes at a fundamental change repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus any accrued and unpaid special interest to, but excluding, the fundamental change repurchase date. In addition, upon certain corporate events that occur prior to the maturity date or upon redemption, Robinhood will, under certain circumstances, increase the conversion rate for holders who elect to convert their Notes in connection with any such corporate event or convert their Notes called (or deemed called) for redemption during the related redemption period, as the case may be. In connection with the pricing of the Notes, Robinhood entered into privately negotiated capped call transactions with certain initial purchasers of the Notes or their respective affiliates and/or other financial institutions (the “option counterparties”). The capped call transactions will cover, subject to anti-dilution adjustments, the number of shares of Robinhood’s Class A common stock initially underlying the Notes sold in the Offering. The capped call transactions are expected generally to reduce potential dilution to Robinhood’s Class A common stock upon conversion of any Notes and/or offset any cash payments Robinhood is required to make in excess of the principal amount of converted Notes, as the case may be, with such reduction and/or offset subject to a cap based on a cap price initially equal to approximately $237.85 per share, which represents a premium of approximately 125% over the last reported sale price of Robinhood’s Class A common stock on the Nasdaq on June 22, 2026. Robinhood has been advised that, as is customary for convertible note offerings that include capped call transactions, in connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to purchase shares of Robinhood’s Class A common stock and/or enter into various derivative transactions with respect to Robinhood’s Class A common stock concurrently with or shortly after the pricing of the Notes. This activity could increase (or reduce the size of any decrease in) the market price of Robinhood’s Class A common stock or the Notes at that time. In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Robinhood’s Class A common stock and/or purchasing or selling Robinhood’s Class A common stock or other securities of Robinhood in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so (x) during any observation period related to a conversion of Notes or following any repurchase of Notes in connection with any “fundamental change” (as defined in the indenture for the Notes) and (y) following any other repurchase of Notes if Robinhood elects to unwind a portion of the capped call transactions in connection with such repurchase). This activity could also cause or avoid an increase or decrease in the market price of Robinhood’s Class A common stock or the Notes, which could affect the ability of noteholders to convert the Notes and, to the extent the activity occurs during any observation period related to a conversion of Notes, it could affect the amount and value of the consideration that noteholders will receive upon conversion of the Notes. Neither the Notes nor the shares of Robinhood’s Class A common stock potentially issuable upon conversion of the Notes, if any, have been, or will be, registered under the Securities Act, the securities laws of any other jurisdiction or any state securities laws and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. The Notes will be offered and sold only to persons reasonably believed to be qualified institutional buyers in the United States pursuant to Rule 144A under the Securities Act. This news release is for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to buy, the Notes, nor shall there be any sale of the Notes in any state or jurisdiction in which such offer, solicitation or sale is unlawful. No assurance can be made that the Offering will be consummated on its proposed terms or at all.

  Contacts Investor Relations ir@robinhood.com Media press@robinhood.com Forward-Looking Statements This press release contains forward-looking statements regarding Robinhood and its consolidated subsidiaries (“we,” “Robinhood,” or the “Company”), including, but not limited to, statements regarding the completion and timing of the Offering and capped call transactions, the anticipated effects of entering into the capped call transactions, and the intended use of the net proceeds from the Offering and the anticipated effects thereof. In some cases, you can identify forward-looking statements because they contain words such as “believe,” “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “estimate,” “predict,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Our forward-looking statements are subject to a number of known and unknown risks, uncertainties, assumptions, and other factors that may cause our actual future results, performance, or achievements to differ materially from any future results expressed or implied in this press release. Factors that contribute to the uncertain nature of our forward-looking statements include, among others, risks and uncertainties associated with market conditions, including market interest rates, the trading price and volatility of Robinhood's Class A common stock and risks related to this Offering, and Robinhood’s business and operations and results of operations. Because some of these risks and uncertainties cannot be predicted or quantified and some are beyond our control, you should not rely on our forward-looking statements as predictions of future events. More information about potential risks and uncertainties that could affect our business and financial results can be found in Part II, Item 1A of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, as well as in our other filings with the SEC, all of which are available on the SEC’s web site at www.sec.gov. Moreover, we operate in a very competitive and rapidly changing environment; new risks and uncertainties may emerge from time to time, and it is not possible for us to predict all risks nor identify all uncertainties. The events and circumstances reflected in our forward-looking statements might not be achieved and actual results could differ materially from those projected in the forward-looking statements. Except as otherwise noted, all forward-looking statements in this press release are made as of the date of this press release, June 22, 2026, and are based on information and estimates available to us at this time. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. Except as required by law, Robinhood assumes no obligation to update any of the statements in this press release whether as a result of any new information, future events, changed circumstances, or otherwise. You should read this press release with the understanding that our actual future results, performance, events, and circumstances might be materially different from what we expect.